Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of November 22, 2013, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as a Lender (“JPM”), CITIBANK, NATIONAL ASSOCIATION, as a Lender (“Citi”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender (“DB”), BANK OF AMERICA, N.A., as a Lender (“BOA”), U.S. BANK NATIONAL ASSOCIATION, as a Lender (“US Bank”), and REGIONS BANK, as a Lender (“Regions”; and together with JPM, Citi, DB, BOA, US Bank and any other party who becomes a Lender to the Credit Agreement (as defined below) after the date hereof pursuant to Section 10.6 of the Credit Agreement, collectively, the “Lenders”), JPM, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender, and J.P. MORGAN SECURITIES LLC and CITIBANK N.A., as Joint Lead Bookrunners and Joint Lead Arrangers.

RECITALS:

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 24, 2012, as amended by that certain First Amendment to Credit Agreement, dated as of June 12, 2013 (as so amended and as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement provides, among other things, for loans and other extensions of credit to be made by the Lenders to the Borrower in an aggregate amount of up to $125,000,000, which amount has been increased prior to the date hereof to $135,000,000 in accordance with the rights granted to Borrower under Section 2.21 of the Credit Agreement, and which amount may be further increased in accordance with and subject to Section 2.21 of the Credit Agreement.

B. The Borrower desires to exercise its rights under Section 2.21 of the Credit Agreement and to further increase the Total Commitments to $200,000,000.

C. In connection with such increase in the Commitments, the Borrower, the Administrative Agent and the Lenders desire to, among other things, decrease the pricing under the Credit Agreement, subject to the terms and conditions of this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin”: means (a) 1.50%, in the case of ABR Loans and (b) 2.50%, in the case of Eurodollar Loans.

(b) The definition of “Commitment Fee Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Fee Rate”: one-half of one percent (0.50%) per annum.

Section 2. Issuing Lender; Letters of Credit.

(a) Borrower and the Administrative Agent hereby acknowledge and agree that, effective as of the Effective Date, BOA and US Bank, together with their respective affiliates in such capacity, are each approved to act as an “Issuing Lender” under the Credit Agreement.

(b) On the Effective Date, the letters of credit set forth on Schedule 1 attached hereto (collectively, the “Existing LCs”) shall be transferred to the revolving credit facility under the Credit Agreement and from and after the date hereof, notwithstanding any language to the contrary contained in any of the Existing LCs, the Existing LCs shall be deemed Letters of Credit issued under the Credit Agreement, and Borrower and Administrative Agent shall execute such acknowledgements and agreements as Borrower and Administrative Agent may reasonably request to evidence the foregoing.

Section 3. Effective Date. Subject to the satisfaction of the conditions set forth in Section 5 hereof, this Second Amendment shall be effective as of the date of this Second Amendment (the “Effective Date”).

Section 4. Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) Each of the representations and warranties contained in the Credit Agreement, as amended by this Second Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b) As of the date hereof and immediately after giving effect to this Second Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c) Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Second Amendment; the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Second Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of

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equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) This Second Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower.

Section 5. Conditions to the Effectiveness of this Agreement. It shall be a condition precedent to the effectiveness of this Second Amendment that each of the following conditions are satisfied:

(a) the parties hereto shall have executed and delivered counterparts of this Second Amendment to the Administrative Agent;

(b) each Guarantor shall have executed and delivered a Second Reaffirmation of Guarantee Agreement, in the form of the Second Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;

(c) no Default or Event of Default shall exist as of the Effective Date; and

(d) Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Second Amendment.

Section 6. Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 7. Miscellaneous.

(a) GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Amendments, Etc. The terms of this Second Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and Issuing Lender).

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(c) Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and Issuing Lender).

(d) Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

(e) Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f) Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:	/s/ Larry W. Seay
Name: Larry W. Seay
Title: EVP & CFO

[Signatures continue on the next page.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Vice President

[Signatures continue on the next page.]

CITIBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Signatures continue on the next page.]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Stanchina
Name: Michael Stanchina
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

[Signatures continue on the next page.]

BANK OF AMERICA, N.A., as a Lender

By:	/a/ Ann E. Kenzie
Name: Ann E. Kenzie
Title: Vice President

[Signatures continue on the next page.]

REGIONS BANK, as a Lender

By:	/s/ Daniel McClurkin
Name: Daniel McClurkin
Title: Vice President

[Signatures continue on the next page.]

U.S. BANK National Association, as a Lender

By:	/s/ Adrian Montero
Name: Adrian Montero
Title: Senior Vice President

Schedule 1

Existing LCs

[See attached]

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Issued by Bank of America:

						- L/C Daily Outstandings App/Ben Name and Currency of Credit
						As Of November 13, 2013
Prod Type	Istm ID	Iss Dt	Exp Dt	Ext Per	Chg Rt%	Not Days	App Nm	Ben Nm	Curr	Liab USD Amt	Cus ID	Cus Nm
SBYTRD	00000003100532	8/21/2009	8/20/2014		0.5	0	MERITAGE HOMES CORPO	BOARD OF COUNTY COMM	USD	$270,708.45	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003100534	8/20/2009	10/31/2014		0.5	0	MERITAGE HOMES CORPO	LAND TITLE GUARANTEE	USD	$263,768.43	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003119357	3/1/2012	3/1/2014	ANN	0.5	60	MERITAGE HOMES OF FL	CITY OF WINTER SPRIN	USD	$197,623.31	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003124705	4/26/2012	12/26/2014		0.5	0	MERITAGE HOMES OF CO	LEYDEN ROCK DEVELOPM	USD	$1,565,602.69	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003124710	4/24/2012	3/29/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$38,475.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003124711	4/24/2012	3/29/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$24,808.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003124955	5/10/2012	10/10/2014		0.5	0	MERITAGE HOMES OF CO	FIRST AMERICAN TITLE	USD	$75,070.34	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125387	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$36,408.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125388	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$48,324.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125389	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$32,869.95	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125390	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$138,761.40	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125391	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$76,004.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003125392	7/2/2012	7/1/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$107,458.95	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003125801	11/15/2012	8/22/2014	ANN	0.5	60	MERITAGE HOMES OF FL	CITY OF WINTER SPRIN	USD	$84,163.30	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003126188	10/17/2012	10/9/2014		0.5	0	MERITAGE HOMES OF CO	LAND TITLE GUARANTY	USD	$320,422.84	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003126574	11/29/2012	11/27/2014		0.5	0	MERITAGE HOMES OF CO	FIRST AMERICAN TITLE	USD	$395,791.10	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003126807	12/21/2012	12/20/2014		0.5	0	MERITAGE HOMES OF CO	FIRST AMERICAN TITLE	USD	$710,051.09	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003126826	12/27/2012	12/21/2013	ANN	0.5	60	MERITAGE HOMES OF CO	FIRST AMERICAN TITLE	USD	$7,240,539.96	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003126929	1/17/2013	3/30/2014	ANN	0.5	45	MERITAGE HOMES OF FL	ORANGE COUNTY, FLORI	USD	$26,085.76	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003127161	3/11/2013	3/11/2014	ANN	0.5	60	MERITAGE HOMES OF CO	CITY OF FORT COLLINS	USD	$320,543.95	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003127180	2/11/2013	2/11/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$264,910.20	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003128094	5/23/2013	5/23/2014	ANN	0.5	30	MERITAGE HOMES OF CO	THE PARKER WATER AND	USD	$676,236.00	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003128095	5/23/2013	5/23/2014	ANN	0.5	30	MERITAGE HOMES OF CO	THE PARKER WATER AND	USD	$1,597,996.80	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003128096	5/23/2013	5/23/2014	ANN	0.5	30	MERITAGE HOMES OF CO	THE PARKER WATER AND	USD	$343,423.20	C0092936	MERITAGE HOMES CORPORATION
SBYTRD	00000003128098	5/23/2013	5/23/2014	ANN	0.5	30	MERITAGE HOMES OF CO	THE PARKER WATER AND	USD	$854,725.20	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003128211	6/4/2013	6/3/2014	ANN	0.5	60	MERITAGE HOMES OF NO	TOWN OF CARY	USD	$141,272.00	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003128323	6/17/2013	6/17/2014		0.5	0	MERITAGE HOMES OF CA	OLD REPUBLIC TITLE I	USD	$100,000.00	C0092936	MERITAGE HOMES CORPORATION
SBYFIN	00000003128806	8/12/2013	8/10/2014	ANN	0.5	45	MERITAGE HOMES OF TE	TRAVIS COUNTY MUNICI	USD	$852,778.30	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003128821	8/15/2013	8/14/2014	ANN	0.5	120	MERITAGE HOMES OF	NORTH CAROLINA DEPAR	USD	$150,000.00	C0092936	MERITAGE HOMES CORPORATION

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SBYPER	00000003128920	8/27/2013	8/27/2014		0.5	0	MERITAGE HOMES OF CA	OLD REPUBLIC TITLE I	USD	$100,000.00	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003128992	11/12/2013	11/11/2014		0.5	0	MERITAGE HOMES OF	CHATHAM COUNTY	USD	$152,649.00	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003129119	9/25/2013	9/20/2014	ANN	0.5	60	MERITAGE HOMES OF	DUKE ENERGY PROGRESS	USD	$34,272.48	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003129272	10/11/2013	10/11/2014	ANN	0.5	60	MERITAGE HOMES OF	WAKE COUNTY PLANNING	USD	$26,294.10	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003129323	10/22/2013	10/16/2014	ANN	0.5	60	MERITAGE HOMES OF CO	LAND TITLE GUARANTEE	USD	$1,350,000.00	C0092936	MERITAGE HOMES CORPORATION
SBYPER	00000003129398	10/28/2013	10/25/2014	ANN	0.5	60	MERITAGE HOMES OF	DUKE ENERGY PROGRESS	USD	$73,275.00	C0092936	MERITAGE HOMES CORPORATION
										$18,691,312.80

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USER : CDJ6	U.S. BANK NATIONAL ASSOCIATION INTLP MSP	DATE : 11/18/13
RPT ID : SLCI CA	Outstanding L/Cs by Guarantor	PAGE : 1
Standby Letter of Credit—SI3.1

For Guarantor:	MERITAGE HOMES CORPORATION
AS Of:	11/18/13

Status	Applicant Name	Beneficiary Name	LC Number	L/C Balance in FCY		L/C Balance in US$		Expiry
Issued	MERITAGE HOMES CORPORATION	CAROLINA POWER AND LIGHT	SLCPPDX05880	USD	29,003.40	US$	29,003.40	01/25/14
		CITY OF DURHAM	SLCPPDX05831	USD	50,000.00	US$	50,000.00	11/16/13
		CITY OF OCEANSIDE	SLCPPDX05584	USD	96,196.00	US$	96,196.00	12/05/13
		ILLINOIS UNION INSURANCE	SLCPPDX05547	USD	1,500,000.00	US$	1,500,000.00	10/01/14
		NATIONAL UNION FIRE INSURANCE	SLCPPDX05546	USD	3,000,000.00	US$	3,000,000.00	10/01/14
Subtotal	: Appl Name	MERITAGE HOMES CORPORATION

	5						4,675,199.40
Issued	MERITAGE HOMES OF CALIFORNIA	CITY OF OCEANSIDE	SLCPPDX05690	USD	7,317.00	US$	7,317.00	05/21/14
Subtotal	: Appl Name	MERITAGE HOMES OF CALIFORNIA, INC.

	1						7,317.00
Issued	MERITAGE HOMES OF COLORADO	CITY OF LAFAYETTE	SLCPPDX05869	USD	1,989,248.89	US$	1,989,248.89	12/31/13
		CITY OF LONGMONT	SLCPPDX05852	USD	99,146.10	US$	99,146.10	12/07/13
		CITY OF LONGMONT	SLCPPDX05853	USD	222,941.00	US$	222,941.00	12/07/13
		CITY OF LONGMONT	SLCPPDX05910	USD	700,118.00	US$	700,118.00	03/18/14
		CITY OF LONGMONT	SLCPPDX06034	USD	459,080.60	US$	459,080.60	08/08/14
		CITY OF LONGMONT	SLCPPDX06035	USD	882,654.41	US$	882,654.41	12/21/13
		FIRST AMERICAN TITLE INSU	SLCPPDX05866	USD	1,485,000.00	US$	1,485,000.00	06/21/14
		FIRST AMERICAN TITLE INSU	SLCPPDX05998	USD	6,157,222.16	US$	6,157,222.16	10/31/14
		LAND TITLE GUARANTEE COMP	SLCPPDX05565	USD	130,658.84	US$	130,658.84	04/10/14
		THE PARKER WATER AND SANI	SLCPPDX05939	USD	1,346,839,20	US$	1,346,839.20	09/03/14
		THE PARKER WATER AND SANI	SLCPPDX06065	USD	1,079,366.40	US$	1,079,366.40	04/02/14
		THE PARKER WATER AND SANI	SLCPPDX05928	USD	1,101,650,40	US$	1,101,650.40
Subtotal	: Appl Name	MERITAGE HOMES OF COLORADO, INC.

	12						15,653,926.00
Issued	MERITAGE HOMES OF FLORIDA	ORANGE COUNTY, FLORIDA	SLCPPDX06030	USD	340,376.80	US$	340,376.80	06/30/14
		ORANGE COUNTY, FLORIDA	SLCPPDX06061	USD	23,769.35	US$	23,769.35	08/30/14
		ORANGE COUNTY, FLORIDA	SLCPPDX06062	USD	329,974.91	US$	329,974.91	08/30/14
Subtotal	: Appl Name	MERITAGE HOMES OF FLORIDA, INC.

	3						694,121.06
Issued	MERITAGE HOMES OF NORTH C	CAROLINA POWER & LIGHT CO	SLCPPDX05719	USD	22,752.10	US$	22,752.10	06/30/14
		CAROLINA POWER AND LIGHT	SLCPPDX05625	USD	55,228.48	US$	55,228.48	11/05/14

Page Number: 1

USER : CDJ6	U.S. BANK NATIONAL ASSOCIATION INTLP MSP	DATE : 11/18/13
RPT ID : SLCI CA	Outstanding L/Cs by Guarantor	PAGE : 2
Standby Letter of Credit—SI3.1

For Guarantor:	MERITAGE HOMES CORPORATION
AS Of:	11/18/13

Status	Applicant Name	Beneficiary Name	LC Number	L/C Balance in FCY		L/C Balance in US$		Expiry
Subtotal	: Appl Name	MERITAGE HOMES OF NORTH CAROLINA

	2						77,980.58
Issued	MERITAGE HOMES OF TEXAS,	GCWN-04, LTD.	SLCPPDX05856	USD	269,575.00	US$	269,575.00	12/15/13
		GCWN-04, LTD.	SLCPPDX05997	USD	256,873.50	US$	256,873.50	06/21/14
Subtotal	: Appl Name	MERITAGE HOMES OF TEXAS, LLC

	2						526,448.50
Issued	MERITAGE HOMES OF THE CAR	CITY OF DUPHAM	SLCPPDX06044	USD	88,000.00	US$	88,000.00	08/14/14
Subtotal	: Appl Name	MERITAGE HOMES OF THE CAROLINAS

	1						88,000.00
Total	: Status	Issued

	26						21,722,992.54
Grandtotal	:
	26			USD	21,722,992.54		21,722,992.54

	26						21,722,992.54

Page Number: 2

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